EXHIBIT 10.2

     WILDARD
------------
     SYSTEMS

Universal Golf Ticket
Program
for
CORPORATE SPORTS INCENTIVES
---------------------------
Scope Document

                                                                     Version 0.5
                                                                   April 4, 2003
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TABLE OF CONTENTS

 1 Introduction ...............................................................1
   1.1   Program Partners .....................................................1
       1.1.1     Discover /Novus - Network Provider ...........................1
       1.1.2     WildCard Systems - Back-End Technology .......................1
       1.1.3     CSI - Program Client and Universal Golf Ticket Distributor ...2
       1.1.4     IDT - POS Integrator at Walgreens ............................2
       1.1.5     Retail Sales Locations .......................................2
       1.1.6     Participating CSI Golf Courses -- Merchant ...................2
       1.1.7     Issuing Bank -- TBD ..........................................3
    1.2  Program Overview .....................................................4
       1.2.1     Initial Program ..............................................4
       1.2.2     Future Programs ...........:..................................4
    1.3  Reference Materials ..................................................4
    1.4  Concept Description - CSI Universal Golf Ticket program ..............4
       1.4.1     Non-Standard Program Elements Required for CSI Universal
                 Golf Ticket ..................................................7
    1.5  Key Assumptions- CSI Universal Golf Ticket program ...................9
    1.6  Future Phase Development Items ......................................10
       1.6.1     Phase II ....................................................10
       1.6.2     Future Phase ................................................10
 2     Retail Universal Golf Ticket Program Requirements .....................11
    2.1  Account & Card Features & Functions .................................11
       2.1.1     Card Configuration ..........................................11
       2.1.2     Issuing Bank ................................................11
       2.1.3     Program Setup ...............................................11
       2.1.4     Discover Card ...............................................11
       2.1.5     Card Expiration and Reissue .................................11
       2.1.6     Cardholder Fee ..............................................11
       2.1.7     Merchant Network ............................................12
    2.2  Sales, Card Value, and Delivery Applications ........................12
       2.2.1     Delivery ....................................................12
       2.2.2     Card Sales and Activation ...................................13
       2.2.3     Card Value - CSI Universal Golf Ticket ......................14
    2.3  Customer Service Applications .......................................15
       2.3.1     IVR..........................................................15
       2.3.2     Live Agent - Customer Service Application ...................16
       2.3.3     Self-Service Cardholder Website (My Account) ................16
       2.3.4     Statements ..................................................17
       2.3.5     Lost/Stolen Ticket ..........................................17
       2.3.6     Card Reissue ................................................17
    2.4  Risk Management .....................................................17
       2.4.1     Person Authentication--NONE Through WildCard applications ...17
       2.4.2     Card Usage Controls .........................................18
    2.5  Money Movement - Settlement Services ................................18
       2.5.1     Settlement Requirements .....................................18
   2.6   Reporting & Analysis .........................,......................18
 3     Scope and High Level Requirements Approval ............................20


  This document is confidential to WildCard Systems, Inc. and may not be used.
   copied or disclosed except with express prior written consent of WildCard Systems, Inc. Copyright WildCard Systems, Inc. 2003 - All rights reserved

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                                Revision History

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Date           Revision     Description                  Author
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1/24/03        0.1          First Draft                  Heather Hughes
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2/21/03        0.2          Second Draft                 Heather Hughes
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3/19/03        0.3          Third Draft                  Heather Hughes
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3/25/03        0.4          Fourth Draft                 Heather Hughes
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4/4/03         0.5          Final Draft                  Heather Hughes
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  This document is confidential to WildCard Systems. Inc. and may not be used, copied or disclosed except with express prior written consent of WildCard Systems. Inc. Copyright WildCard Systems. Inc. 2003 - All rights reserved

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1    INTRODUCTION

               This document contains the statement of scope for Corporate Sports Incentives' (CSI) Universal Golf Ticket program powered by WildCard Systems. The scope document will be used in the specification and setup of the Universal Golf Ticket program for CSI. The scope document also captures the high level requirements associated with any enhancements to support the Universal Golf Ticket and any future phase initiatives that would require functional specifications.

               Corporate Sports Incentives produces the Universal Golf Ticket(TM), Universal Ski Ticket(TM), Universal Spa Ticket(TM), and Universal Amusement Ticket(TM). The Universal Ticket has been successfully marketed by CSI for over twelve years. CSI invented and developed the current system and manages all fulfillment and transaction processing.

               The system workflow was engineered twelve years ago around technology that existed at that time. Since then, several new stored-value card-processing technologies have emerged. CSI believes these new electronic card-processing systems would facilitate wider acceptance, ease of use, and lower cost per transaction of the Universal Ticket.

               CSI's ideal launch date for its first stored value program - the Universal Golf Ticket card program is June 10, 2003. The final date for delivery to the retailer is July 20`".

               The potential enhancements for additional programs will be scoped and sized in a future phase.

1.1  PROGRAM PARTNERS

1.1.1     DISCOVER(R)NOVUS - NETWORK PROVIDER

               The  network   for  this   program   will  be  provided   through
               Discover/Novus.

               WildCard will leverage the Discover/Novus network for the authorization and settlement of all Universal Golf Ticket transactions. The Universal Golf Ticket process at Discover works the same way as a Discover Card (or Gift Card) transaction. There is no need to purchase new equipment.

               Discover will be responsible for ensuring that the participating retailers and golf course merchants are equipped and connected to provide card activation and card usage respectively. CSI/WildCard will coordinate efforts with Discover to determine any out of network merchants. CSI and Discover have a marketing campaign in place to sign up these merchants.

               Approval has been received by the Discover/Novus network for implementation of this program.

1.1.2     WILDCARD SYSTEMS - BACK-END TECHNOLOGY

               The back-end technology partner for this program is WildCard Systems, which performs several roles. For the Universal Golf Ticket program, WildCard's responsibilities will include:

                    o    Serves   as   gateway   into  the   financial   network
                         (Discover/Novus).

                    o    Captures   transaction  data  from  merchants  and  the
                         participating   merchants   Card  Acceptor  IDs.  (Card
                         Acceptor IDs will be provided by CSI).

                    o Manages the account database and all card account balances.


  This document is confidential to WildCard Systems, Inc. and may not be used, copied or disclosed except with express prior written consent of WildCard Systems, Inc. Copyright WildCard Systems, Inc. 2003 - All rights reserved

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                    o    Authorizes  all  cardholder  transactions  and  adjusts
                         cardholder balances per transaction.

                    o Supports and analyzes the retail sale (activation) process through Discover.

                    o    Enforces all back-end business rules.

                    o Provides customer service including IVR, live anent and self-service cardholder website.

                    o Provides necessary reporting - including cardholder account activity reporting and any risk management.

                    o Performs settlement services for all funds movement with the Discover/Novus network on a daily basis.

                    o    Establishes a Nova relationship on behalf of CSI.

               WildCard will also be responsible for maintaining account data related to activation, balance, and settlement. All transactions will be passed, real-time via the Discover/Novus network to WildCard's database.

1.1.3     CSI - PROGRAM CLIENT AND UNIVERSAL GOLF TICKET DISTRIBUTOR

               CSI will create the program and manage the distribution of the Universal Golf Tickets for this Universal Golf Ticket TM promotion. CSI will negotiate all business arrangements with distributors and retailers, and facilitate the distribution of cards/packages to those locations.

               CSI will be responsible for training the participating golf course merchants on the program, and for sending a welcome package to the participating merchants to collect the card acceptor IDs (using the WildCard "white/dummy card" plastic swipe process or batch process) used to identify these merchants in the Discover/Novus authorization message. If the participating courses do not currently accept Discover/Novus cards, CSI will distribute promotional materials to encourage sign-up.

               CSI will ensure that good funds are available for settlement of cardholder transactions.

1.1.4     IDT - POS INTEGRATOR AT WALGREENS

               The front-end technology partner will be IDT. The role of IDT is to allow for the sale and activation of the cards at Walgreens POS by receiving transactions at the POS, reformatting them to WildCard's A2A messaging specifications and routing them to WildCard for processing.

1.1.5     RETAIL SALES LOCATIONS

               CSI will issue the Universal Golf Tickets through identified Walgreens locations. The number of Walgreens locations is approximately 4,400. CSI will provide a final list to WildCard. Any new retailers added to, CSI's portfolio would require a new project.

               The retailers will serve as authorized agents for activation/sale of the Universal Golf Ticket. The retailers must be able to scan the bar code on the Universal Golf Ticket package for the inventory management and activation of the Universal Golf Ticket.

1.1.6     PARTICIPATING CSI GOLF COURSES - MERCHANT

               CSI has identified 1,300 golf courses within their existing database that will be designated as participating merchants. (CSI could potentially add additional merchants for the initial launch).

  This document is confidential to WildCard Systems, Inc. and may not be used, copied or disclosed except with express prior written consent of WildCard Systems, Inc. Copyright WildCard Systems, Inc. 2003 - All rights reserved

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               These  merchants  will be  established  on the CSI Universal Golf
               Ticket  program  network of merchants.

               All merchants affiliated with CSI that accept cards from Discover as a form of payment, can accept the CSI Universal Golf Ticket without changing their point-of-sale (POS) systems. Those merchants that don't accept Discover, will receive promotional materials distributed by CSI/Discover encouraging them to sign-up.

               For card usage, the merchant will swipe the magnetic stripe or enter the Universal Golf Ticket account number; (just as the merchant would with a Discover card).

1.1.7     ISSUING BANK -- TBD

               The issuing bank for this program will be determined.


  This document is confidential to WildCard Systems. Inc. and may not be used, copied or disclosed except with express prior written consent of WildCard Systems, Inc. Copyright WildCard Systems, Inc. 2003 - All rights reserved

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1.2  PROGRAM OVERVIEW

               CSI plans to sell Universal Golf Tickets to CSI's customers through various channels:

                    1. Retail stores (as part of their Universal Ticket portfolio)

                    2. Packaged with consumer products (example, Top-Flite Golf balls)

                    3.   Used for customer acquisitions and/or rewards

                    4.   On-line to consumers

                    5. And/or through various commercial entities such as incentive companies, employers, etc.

               The initial program will be a Universal Golf Ticket, which will be sold at Walgreens retail locations. This product will be a Universal Golf Ticket (similar to a gift card) sold on a pegged display through Walgreens Gift Card Express display next to the register. The card will be used to pay for one (1) round of golf at a select list of golf courses.

               WildCard's approach to this program includes leveraging the Discover/Novus network for the authorization and settlement of transactions when the Universal Golf Tickets are used. This ensures that all merchants affiliated with CSI that accept cards from Discover as a form of payment, can accept the Universal Golf Ticket without changing their pointof-sale (POS) systems. Those that don't accept Discover will be given specific instructions on how to accept Discover.

1.2.1     INITIAL PROGRAM

               The pilot program will only include the launch of the Universal Golf Ticket program distributed through participating Walgreens retail locations on a pegged display.

1.2.2     FUTURE PROGRAMS

               Upon completion of the initial program, CSI will decide whether to roll out a prepaid card to a number of their other programs:

                    1.   Additional retailers for the Universal Golf Ticket

                    2.   Retail Co-branded Universal Golf Ticket and SwingPack

                    3.   Universal Spa Ticket (including hotels and resorts)

                    4.   Universal Golf Lesson Ticket

                    5.   Top-Flite Golf Learning Center Ticket

                    6.   Universal Ski & Snowboard Tickets

                    7.   Hale Irwin Golfers Stored Value Card

               Note: These future programs are out of scope for this initial program.

1.3  REFERENCE MATERIALS

                    o    WildCard Standard URL Reporting Package

                    o    Wildcard batch file specifications

1.4  CONCEPT DESCRIPTION - CSI UNIVERSAL GOLF TICKET PROGRAM

               WildCard will enable CSI to launch a Universal Golf Ticket program with an anonymous, Discover branded card/account.

               The Universal Golf Ticket will have the following features at launch:


  This document is confidential to WildCard Systems, Inc. and may not be used.
   copied or disclosed except with express prior written consent of WildCard Systems, Inc. Copyright WildCard Systems, Inc. 2003 - All rights reserved

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               ACCOUNT AND CARD FEATURES AND FUNCTIONS

                    o The program will run on the Discover network based on program approval from Discover.

                    o    The  Discover  network  will  require an  issuing  bank
                         (TBD). The funding account for CSI's Universal Golf Ticket will be a WildCard account at the issuing bank.

                    o Discover product; accepted only at Discover/Novus merchant locations set up at WildCard for this program. The CSI Universal Golf Ticket will not work at ATM or PIN-based POS locations.

                    o    The   Universal   Golf  Ticket  will  be  an  anonymous
                         card/account -- with no personal cardholder recipient data embossed on the card.

                    o The card will be branded with the Discover brand logo on the back of the card.

                    o The Universal Golf Ticket will only be allowed one authorization per card. It will be disposed of after the first use.

                    o WildCard will set up the Universal Golf Ticket program for a 4-year physical expiration date. Once the card has been activated, the logical expiration date will automatically be set to 10 months.

                    o There are no WildCard cardholder fees applicable for this program.

                    o No paper or online cardholder statements will be produced.

               SALES, CARD VALUE AND DELIVERY

                    o Activation and initial value loading will be processed from a front-end technology partner (IDT), which will route to WildCard through A2A calls. All activation data will be routed to WildCard from IDT through an A2A message for WildCard to update the account (activate).

                    o CSI will send a new "welcome kit" to the participating golf courses with educational information about the program, a white plastic, information about downloading the card acceptor ID, and additional documentation on how to use the card.

                    o All of the Universal Golf Ticket's underlying accounts will have the same fixed initial value loaded to the account balance at the time of account generation. The initial account balance for all Universal Golf Tickets will be a fixed U.S. dollar amount of $55.00 to pay for the round of golf. This value will be funded by CSI upon at time of card activation.

                    ,o The Universal Golf Ticket will only be allowed one authorization per card. It will be disposed of after the first use, but CSI will allow one value reload to "gad" up to five (5) additional tickets to the
                         Universal Golf Ticket. (To play on a higher priced course may require several tickets). Value reloads to add additional tickets may only be purchased through the WildCard self-service cardholder website (MyAccount) or via phone by calling WildCard customer service. Only existing, unused cards will be permitted to add additional tickets.

                    o The value added to the card will not equal the amount charged to the purchaser's credit or debit card.
                         Tickets will be sold for a pre-defined value (e.g. $42.00 per ticket). The value added to the card will be in increments of $55 per ticket. If a cardholder wants to add tickets to their card, WildCard will process the credit/debit card transaction on behalf of CSI to purchase those additional tickets.

  This document is confidential to WildCard Systems, Inc. and may not be used, copied or disclosed except with express prior written consent of WildCard Systems, Inc. Copyright WildCard Systems, Inc. 2003 - All rights reserved

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                    o    Each card account will only have one purse.

                    o No dollar denominations will be presented on the face of the, card. To the consumer/cardholder the card has no dollar value - to the consumer the Universal Golf Ticket = "a golf experience".

                    o WildCard will establish the "network of merchants" (merchant card acceptor IDs) as defined by CSI/Discover. CSI will be responsible for the collection of the card acceptor IDs from the targeted merchants. WildCard will need to provide the white ("dummy") plastics used by the participating merchants to download the card acceptor ID or CSI would download the merchant card acceptor IDs to WildCard through a batch process (TBD).

                    o    No value unloading or check issuance will be permitted.

                    o The cardholder can only purchase "new" ticket packages face-to-face at participating Walgreens locations.

                    o The card will be branded with the Discover brand logo on the back of the card.

                    o The Universal Golf Ticket plastics will have a magnetic stripe. A 16-digit Discover account number must be embossed on the front of the card.

                    o The card design will need to have a magnetic stripe placed in an opposite position from the traditional space (see attached card design). The magnetic stripe will need to be placed on the opposite bottom front vs. traditional opposite top front. This design allows the card to be attached to the front of the package with the magnetic stripe available at the bottom of the package. Potential issue TBD with treatment/requirement of expiration date. If embossed, would conflict with desired maunetic stripe placement. Will require a variance from Discover (TBD).

                    o WildCard will be responsible for the embossing/encoding of the cards. WildCard will ship the cards in bulk to a central CSI location. CSI will affix the plastic to the retail package, and package and ship the cards to the appropriate Walgreens distribution centers.

                    o CSI will develop copy and design the Universal Golf Ticket and all printed materials. CSI will incorporate any required guidelines established by Discover. (TBD)

               CUSTOMER SERVICE

                    o All customer service interfaces will need to provide the card balance in terms of number of tickets vs. dollar value.

                    o WildCard will provide a custom IVR service to include special scripted IVR messaging for specific cardholder issues related to the Universal Golf Ticket.

                    o WildCard will provide live agent customer service, which will include addressing program questions from cardholders and completing sales orders of adding additional tickets to existing, unused cards.

                    o WildCard will provide a custom MyAccount website where the cardholder can check the card balance (in tickets), obtain card replacement instructions, add additional tickets, and link to CSI course locator web pages.


  This document is confidential to WildCard Systems, Inc. and may not be used.
   copied or disclosed except with express prior written consent of WildCard Systems, Inc. Copyright WildCard Systems, Inc. 2003 - All rights reserved

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               RISK MANAGEMENT

                    o The program will use existing WildCard risk management services associated with value loading and card usage. WildCard will manage all risk services.

                    o Risk services associated with purchasing transactions over the phone or the web is TBD.

               SETTLEMENT/MONEY MOVEMENT

                    o    WildCard   will   analyze   and   develop  any  special
                         settlement process associated with the transaction value authorized.

                    o WildCard must be able to remit to CSI the difference in the amount of the settled transaction and the account value funded.

               REPORTING

                    o    CSI will be provided standard  financial  reporting via
                         URL.

                    o WildCard will develop custom reporting regarding the account funding for each account and the associated settlement amount.

                    o    WildCard  will  provide   reporting  at  the  Walgreens
                         corporate level (not the store level). Requirements to be provided by CSI.

1.4.1     NON-STANDARD PROGRAM ELEMENTS REQUIRED FOR CSI UNIVERSAL GOLF TICKET

               WildCard has determined from the current information provided that the following requirements will be non-standard program elements:

               ACCOUNT AND CARD FEATURES AND FUNCTIONS

                    o The Universal Golf Ticket will only be allowed one authorization per card (onetime use). It will be disposed of after the first use. WildCard will set up the Universal Golf Ticket program for a 4-year physical expiration date. Once the card has been activated, the logical expiration date will automatically be set to 10 months.

               SALES, CARD VALUE AND DELIVERY

                    o CSI will allow one value reload to "add" up to five (5) additional tickets to the Universal Golf Ticket. (To play on a higher priced course may require several tickets). Value reloads to add additional tickets may only be purchased through the WildCard self-service cardholder website (MyAccount) or via phone by calling WildCard customer service. Only existing, unused cards will be permitted to add additional tickets.

                    o The value added to the card will not equal the amount charged to the purchaser's credit or debit card.
                         Tickets will be sold for a pre-defined value (e.g. $42.00 per ticket). The value added to the card will be in increments of $55 per ticket. If a cardholder wants to add tickets to their card, WildCard will process the credit/debit card transaction to purchase those additional tickets.

                    o WildCard must establish the "network of merchants" (merchant card acceptor IDs) as defined by CSI/Discover. CSI will be responsible for the collection of the card acceptor IDs from the targeted merchants through the "welcome kit'". CSI will provide the card acceptor IDs to WildCard. WildCard will need to provide the white ("dummy") plastics used by the participating merchants to

  This document is confidential to WildCard Systems, Inc. and may not be used, copied or disclosed except with express prior written consent of WildCard Systems, Inc. Copyright WildCard Systems, Inc. 2003 - All rights reserved

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                         download the card acceptor ID or CSI would download the
                         merchant card acceptor IDs to WildCard through a batch process.

                    o The card design will need to have a magnetic stripe placed in an opposite position from the traditional space. The magnetic stripe will need to be placed on the opposite bottom front vs. traditional opposite top front. This design allows the card to be attached to the front of the package with the magnetic stripe available at the bottom of the package. There may be a potential issue with treatment/requirement of expiration date. If embossed, would conflict with desired magnetic stripe placement. May require variance from Discover (TBD).

               CUSTOMER SERVICE

                    o All customer service interfaces (IVR, Live Agent, and MyAccount) will need to provide the card balance in terms of number of tickets vs. dollar value. A new process is required to translate dollar balance into equivalent number of tickets. All interfaces must be able to display/read ticket values to the customer. The logic should follow the example below:

                              If card is used = zero tickets
                              If card balance is $55 = I ticket
                              If card balance is $1 10 = 2 tickets
                              If card balance is $165 = 3 tickets
                              If card balance is $220 = 4 tickets
                              If card  balance is $275 = 5 ticket
                              If card balance is $330 = 6 tickets

                         If the Universal Golf Ticket does not have a balance of an increment of 55, then the card would have been used and thus would be equal to zero (0) tickets.

                    o    Custom IVR: The following high-level features   must be
                         available:

                              o    Enter card number only for validation

                              o    Check card status and ticket balance

                              o If the card is expired and is unused, then indicate that the card has expired, and warm transfer to CSI's customer service (to allow the cardholder to obtained reissued card).

                              o    Upon   cardholder   validation,   reads  card
                                   balance in number of tickets

                              o Provide option to "add tickets" to card, lost or stolen, and/or opt out to live agent

                              o If the card has been lost or stolen, the cardholder may report the lost/stolen card by calling the WildCard IVR or WildCard customer service representative.

                              o For a lost or stolen directory), WildCard must provide a warm transfer to CSI customer service number for new directory requests.

                    o    Live  Agent/CSA:   WildCard  will  provide  live  agent
                         customer service, which will include:

                              o    Addressing program questions from cardholders

                              o Completing sales orders of adding additional tickets to existing, unused cards.

                              o    Building   and    submitting   the   purchase
                                   transaction

                              o Capturing purchaser information (name and billing address) to create a MOTO (mail order/telephone order) transaction.

                              o CSI/WildCard will need to develop scripting for the live agents to explain to the, ticket holder that CSI will not offer a card replacement to a cardholder that has had their card lost or stolen.


  This document is confidential to WildCard Systems. Inc. and may not be used, copied or disclosed except with express prior written consent of WildCard Systems, Inc. Copyright WildCard Systems, Inc. 2003 - All rights reserved

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                    o    My Account Website:  The following  high-level features
                         must  be  available:

                              o    Enter card number only for validation

                              o Checks account / card status and ticket balance

                              o If the card has expired and the ticket is unused, then indicate card expired, and display instructions and CSI contact information to obtain a reissued card.

                              o Upon validation, displays balance in number of available tickets

                              o Capability to allow one value reload to add up to five (5) additional tickets to the card. WildCard will need to develop a purchase process including the ability to provide an on-line receipt or an email confirmation of purchase to the purchaser (email confirmation is contingent upon the purchaser having an email address). Only existing, unused cards will be permitted to add additional tickets.

                              o    Provide frequently asked questions

                              o Provide information about the Universal Golf Ticket program

                              o    Link to CSI course locator web pages

               RISK MANAGEMENT

                    o    WildCard will need to determine if there will be a need
                         for   Risk   services    associated   with   purchasing
                         transactions over the phone or the web.

               SETTLEMENT/MONEY MOVEMENT

                    o    WildCard   will   analyze   and   develop  any  special
                         settlement process associated with the transaction value authorized.

                    o WildCard must also be able to remit to CSI the difference in the amount of the settled transaction and the account value funded. WildCard will remit to CSI any unused dollar balances on the card account after one authorization.

               REPORTING

                    o WildCard will develop custom reporting regarding the account funding for each account and the associated settlement amount.

                    o WildCard will determine if any new reporting must be developed for this program at the Walgreen's (retailer) corporate level (not the store level). CSI will provide reporting requirements (TBD).

                    o WildCard must determine if custom reporting will be required related to the account balance funded and the related settlement amount.

               OTHER

                    o    Establish Nova relationship on behalf of CSI.

1.5  KEY ASSUMPTIONS- CSI UNIVERSAL GOLF TICKET PROGRAM

               WildCard has identified the following key assumptions for this program:

                    o    Discover implementation is tested and in production.

                    o Walgreens, IDT or WildCard is able to support the Universal Golf Ticket activation process.

                    o    CSI will obtain and provide the merchant  card acceptor
                         IDs.


  This document is confidential to WildCard Systems, Inc. and may not be used, copied or disclosed except with express prior written consent of WildCard Systems, Inc. Copyright WildCard Systems. (nc. 2003 - All rights reserved

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                    o    Card packaging will allow for bar code scanning. (TBD)

                    o CSI will be responsible for the card packaging and shipment to the participating retail locations.

                    o    CSI  be  responsible  for  card  inventory  management.

               Additional key assumptions may be added during the scope of this program.

1.6  FUTURE PHASE DEVELOPMENT ITEMS

1.6.1     PHASE II

               In a later phase, CSI will require the capability to use the WildCard CardWiz application to close and cash out the card balance and open and value load to a new account (anonymous account) for its card reissue procedures related to expired, unused tickets.

1.6.2     FUTURE PHASE

               CSI has expressed interest in the following enhancements to its programs) at a future date:

                    o A batch file process will be developed to add, remove or change a card acceptor ID within the network (TBD).

                    o Acquiring the cardholder's personal information at some future date. The method to obtain this information may be via a cardholder website or live agent.


  This document is confidential to WildCard Systems, Inc. and may not be used, copied or disclosed except with express prior written consent of WildCard Systems, Inc. Copyright WildCard Systems, Inc. 2003 - All rights reserved

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2    RETAIL UNIVERSAL GOLF TICKET PROGRAM REQUIREMENTS

2.1  ACCOUNT & CARD FEATURES & FUNCTIONS

2.1.1     CARD CONFIGURATION

               The Universal Golf Ticket will be an anonymous Discover branded card. The card will have the ability to be used at any Discover/Novus merchant within the "network of merchants" setup by CSI/WildCard.

               These cards will have no ATM access or PIN-based POS transaction capability.

               WildCard and CSI will be responsible for gaining all approvals for program branding and product configuration from Discover.

2.1.2     ISSUING BANK

               The Discover network will require an issuing bank. Issuing bank to be determined (TBD).

2.1.3     PROGRAM SETUP

               WildCard will setup this program as a separate CSI sub-program.

2.1.4     DISCOVER CARD

               The CSI Universal Golf Ticket program will bear the Discover brand logo on the back of the card plastic and can be used at any participating Discover/Novus merchant set up for the program.

2.1.5     CARD EXPIRATION AND REISSUE

               WildCard will set up the CSI Universal Golf Ticket for a 4-year physical expiration date. Once the card has been activated, the logical expiration date will automatically be set to 10 months. At that point, the physical expiration date (on the magnetic stripe) will be 4 years and the logical expiration date (on the underlying account on the WildCard System) will be 10 months.

               The Universal Golf Ticket will only be allowed one authorization per card. It will be disposed of after the first use.

               The Universal Golf Ticket card expiration date will be disclosed to the cardholder through pre-printed verbiage on the front of the card plastic. WildCard will determine whether the expiration date on the card will be printed or suppressed (TBD).

               CSI will have a card reissue process. CSI will replace the card if the card has expired and has not been used. (See Card Reissue Section)

2.1.6     CARDHOLDER FEE

               Due to the fact that the Universal Golf Ticket has no dollar value associated with it from a cardholder perspective, there will be no WildCard cardholder fees assessed with the CSI Universal Golf Ticket program.

               CSI will charge a card replacement fee, but it will be assessed by CSI directly and is outside of the scope of this program.


  This document is confidential to WildCard Systems, Inc. and may not be used.
   copied or disclosed except with express prior written consent of WildCard Systems. Inc. Copyright WildCard Systems, Inc. 2003 - All rights reserved

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2.1.7     MERCHANT NETWORK

               WildCard   will  set  up  the  merchant   network  based  on  the
               information provided by CSI/Discover on the participating golf course merchants.

               WildCard will receive the required  merchant data (card  acceptor
               IDs) from CSI. CSI will receive this information either from Discover, or by sending a "welcome kit" to the participating merchants and instructing them to swipe the plastic through their terminal reader to download the required data to WildCard.

               If   the   participating   courses   do  not   currently   accept
               Discover/Novus cards, CSI will distribute promotional materials to encourage sign-up.

2.2  SALES, CARD VALUE, AND DELIVERY APPLICATIONS

2.2.1     DELIVERY

2.2.1.1     CARD DESIGN/PLASTIC

               CSI will provide card design for the plastic.

               WildCard will execute the mechanicals for card production and will obtain approval for the card design from Discover.

               CSI will handle the card manufacturing and WildCard will handle the card personalization (embossing and encoding of the plastic) through an authorized Discover vendor. Once the cards have been embossed and encoded, WildCard will ship the card plastics in bulk to CSI. CSI will be responsible for affixing the plastic to the retail package and packaging/bundling the cards to be shipped to the appropriate Walgreens distribution centers.

               The card design will need to have a magnetic stripe placed in an opposite position from the traditional space (see attached card design). The magnetic stripe will need to be placed on the opposite bottom front vs. traditional opposite top front. This design allows the card to be attached to the front of the package with the magnetic stripe available at the bottom of the package. The magnetic stripe will provide the swiping capability at the participating golf courses for card use/authorization. Potential issues are to be determined with treatment/requirement of expiration date (TBD). If the card were embossed, this would conflict with desired magnetic stripe placement. May require variance from Discover (TBD).

               The Discover 16-digit account number will be embossed on the plastic. The card will be swiped by the merchant (golf course)
               for the electronic authorization. The card number may be key-entered if the magnetic stripe cannot be read. Since card number entry will be required for IVR access, a card number must be printed/embossed on the card plastic.

               The Universal Golf Ticket card expiration date will be disclosed to the cardholder through pre-printed verbiage on the front of the card plastic. WildCard will determine whether the expiration date on the card will be printed or suppressed (TBD).

               The Universal Golf Ticket will not have a signature panel on the back of the plastic.

               The Discover logo will be displayed on the back of the card plastic.

               CSI has provided the Universal Golf Ticket card design to Discover and is waiting on approval.


  This document is confidential to WildCard Systems, Inc. and may not be used, copied or disclosed except with express prior written consent of WildCard Systems, Inc. Copyright WildCard Systems, Inc. 2003 - All rights reserved

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2.2.1.2     FULFILLMENT PACKAGE

               There will be no PIN access with this program, thus no PIN fulfillment options will be required.

               CSI will design and write copy for print production of all paper fulfillment materials in coordination with the design direction of the plastics and card packaging.

               All information on the fulfillment packagre will be provided in English.

               A magnetic stripe must be exposed through the card packaging and available on the card plastic for swiping through a card reader to activate the card. Swiped activation must be enabled without the package being opened.

               A bar code for scanning the Universal Golf Ticket sale must be available on the outside of the card package for POS sales and inventory management.

               CSI will determine the guidelines/regulations for terms and conditions related to this program. The terms and conditions must be included along with the Universal Golf Ticket packaging through the participating golf course directory and on the back of the card plastic. CSI will obtain approval from Discover on the terms and conditions disclosed to the cardholder.

2.2.1.3     CARD FULFILLMENT

               The designated vendor (authorized by Discover) will apply the magnetic-stripe, and emboss and encode the card plastics. It will be determined whether the personalization and packaging will take place at one fulfillment vendor or separate vendors.

               WildCard will need to determine the correct personalization (embossing/encoding) vendor for Discover cards (TBD).

               WildCard will ship the embossed and encoded card plastics to CSI for retail packaging and shipment. CSI will provide the central location on where to ship the cards.

               CSI will be responsible for affixing the card plastic to the card packaging, bundling/packaging the cards, and shipping the completed card packages to the appropriate Walgreens distribution centers.

2.2.1.4     INVENTORY AND DISTRIBUTION MANAGEMENT

               The  final   specifications   for  inventory   and   distribution
               management will be determined in partnership between CSI, the retailer partners, and WildCard.

               CSI will manage the inventory and distribution process.

2.2.2     CARD SALES AND ACTIVATION

               The Universal Golf Tickets will be distributed on a pegged display through participating Walgreens,locations. When the customer brings the Universal Golf Ticket package to the check out lane for purchase the following process will take.place:

                    1. The consumer brings the Universal Golf Ticket package to the retailer's checkout cashier. The cashier will total and receive payment from the cardholder for the total purchase amount including the Universal Golf Ticket package price and any additional miscellaneous items that that customer wishes to purchase.

                    2. The Walgreens cashier will scan the bar code on the card package, which will prompt a message on the register for the cashier to swipe the magnetic stripe on the Universal Golf Ticket.


  This document is confidential to WildCard Systems, Inc. and may not be used, copied or disclosed except with express prior written consent of WildCard Systems, Inc. Copyright WildCard Systems, Inc. 2003 - All rights reserved

4/4/03                UNIVERSAL GOLF TICKET PROGRAM FOR CSI                   14
                               SCOPE DOCUMENT v0.5

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                    3.   The cashier will swipe the Universal Golf Ticket, which
                         will  prompt  a  message  to the  cashier  on  the  POS
                         terminal to enter the price of the Universal Golf Ticket package. WildCard will not be responsible for
                         this   step,   due  to  the  fact   that  the  card  is
                         pre-denominated.

                    4. The cashier will then enter the package price amount, at which time the captured data (the account number) will be sent to Walgreens central host (TBD) and an A2A message will be built and routed to WildCard from the specified Walgreens location using IDT as the POS integrator and switch to WildCard. IDT will receive transactions at the POS, reformat them to WildCard's A2A messaging specifications and routing them to WildCard for processing.

                    5. The funds collected will be handled through pre-existing Walgreens sales procedures for acceptance of various payment tenders (e.g. cash, checks and cards). Note: The cardholder will receive only one receipt including the Universal Golf Ticket sale and any miscellaneous items. CSI will determine through Walgreens what type of receipt information will be provided to the purchaser and if the Universal Golf Ticket number will be provided (TBD) on the receipt.

               WildCard will only be responsible for updating the account to active status once the activation message is received from IDT.

               Once  the  card  has  been  activated,  the  card  value  will be
               available  for  one   authorization/use   by  the  cardholder  at
               participating golf courses.

2.2.3     CARD VALUE - CSI UNIVERSAL GOLF TICKET

               To the consumer, this card has zero dollar value, so no dollar denominations will be presented on the face of the card. To the consumer/cardholder the Universal Golf Ticket _ "a golf experience".

               All of the Universal Golf Ticket's underlying accounts will have the same fixed initial value loaded to the account balance at the time of account generation. The initial account balance for all Universal Golf Tickets will be a fixed U.S. dollar amount of $55.00 to pay for the round of golf. This value will be established at the time the account is generated, but will not be funded (by CSI) until the card has been activated.

               The Universal Golf Ticket only be allowed one authorization per card. It will be disposed of after the first use.

2.2.3.1     RELOADING (ADDING ADDITIONAL TICKETS)

               Once the customer has purchased the card and it has been activated the customer can immediately use the card at a participating golf course that will only require "one ticket" to play their course. (To play on a higher priced course may require several tickets).

               Should thecustomer wish to purchase (or add) additional tickets to their card balance, they will be allowed a one-time reload-(of up to five additional tickets) to an existing, unused card by calling WildCard customer service or through the My Account cardholder self-service website application. The toll-free number to Wildcard customer service and My Account website address will be included within the card packaging with the initial purchase.

               WildCard representatives, using a web-based application, will facilitate the process to purchase additional tickets. The toll-free number provided to the purchaser will direct them to the WildCard IVR first, where the purchaser will enter only their 16-digit card account number before choosing to be transferred to a live agent for additional ticket purchases.


  This document is confidential to WildCard Systems, Inc. and may not be used.
   copied or disclosed except with express prior written consent of WildCard Systems, Inc. Copyright WildCard Systems, Inc. 2003 - All rights reserved

4/4/03                UNIVERSAL GOLF TICKET PROGRAM FOR CSI                   15
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               The cardholder  must identify  himself or herself to the WildCard customer service representative via the 16-digit card account number on the front of their card. To purchase additional tickets, the cardholder will provide the following information:

                    o    Name

                    o    Address

                    o    Home phone number

                    o    Email address

                    o    Date of birth

                    o    Payment Method

               The information provided by the cardholder will be screened via Wildcard risk tools. Once the risk screening is complete, the value will be added to the card.

               Reloading will not be allowed on any Universal Golf Ticket that has already been used (only unused cards will be allowed to reload).

               The value added to the card will not equal the amount charged to the purchaser's credit or debit card. Tickets will be sold (cost to cardholder or purchaser) for a pre-defined value ($42.00 per ticket). The value added to the underlying card account (funded by CSI) will be in increments of $55 per ticket. If a cardholder wants to add tickets to their card, WildCard will process the
               credit/debit   card  transaction  to  purchase  those  additional
               tickets.

2.3  CUSTOMER SERVICE APPLICATIONS

               Access to the WildCard -supported IVR customer service will require that the cardholder enter only their 16-digit Universal Golf Ticket account number, but no access code will be required.

               All customer service interfaces (IVR, Live Agent and MyAccount) will need to provide the card balance in terms of number of tickets vs. dollar value. A new process is required to translate dollar balance into equivalent number of tickets. All interfaces must be able to display/read ticket values to the customer. Translation example is shown below. (Actual values must be provided by CSI during the functional requirements phase):

                    The logic should follow the example below:

                         If card is used = zero  tickets
                         If card  balance is $55 = 1 ticket
                         If card  balance is $110 = 2 tickets
                         If card  balance is $165 = 3 tickets
                         If card  balance is $220 = 4 tickets
                         If card balance is $275 = 5 tickets
                         If card balance is $330 = 6 tickets

                    If the Universal Golf Ticket does not have a balance of an increment of 55, then the card must have been used and thus would be equal to zero (0) tickets.

2.3.1     IVR

               CSI will require a custom WildCard IVR for the Universal Golf Ticket program. The IVR will be offered in English only. The following features must be available through the WildCard IVR:

                    o The cardholder must be able to enter their l6-digit Universal Golf Ticket card number only for validation and IVR access.

                    o Upon cardholder validation, the IVR will speak the card balance in number of tickets.

                    o The system must be able to check the status of their card and the ticket balance.


  This document is confidential to WildCard Systems, Inc. and may not be used, copied or disclosed except with express prior written consent of WildCard Systems, Inc. Copyright WildCard Systems, Inc. 2003 - All rights reserved

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                    o    If the card is expired  and the ticket is unused,  then
                         the IVR must indicate (or speak) that the card has expired, and warm transfer to CSI's customer service (to allow the cardholder to obtain a reissued card).

                    o The cardholder will have an IVR option to "add tickets" to their card, which should transfer the call to a WildCard live agent.

                    o If the card has been lost or stolen, the cardholder may report the lost/stolen card by calling the WildCard IVR or WildCard customer service representative. CSI/WildCard will need to develop scripting for the live agents to explain to the ticket holder that CSI will not offer a card replacement to a cardholder that has had their card lost or stolen.

                    o For a lost or stolen directory (or expired card), WildCard must provide a warm transfer to CSI customer service number for new directory requests.

2.3.2     LIVE AGENT - CUSTOMER SERVICE APPLICATION

               WildCard will provide live agent customer service, which will include:

                    o    Addressing program questions from cardholders

                    o Completing sales orders of adding additional tickets to existing, unused cards.

                    o    Building and submitting the purchase transaction

                    o    Capturing  purchaser   information  (name  and  billing
                         address) to create a MOTO (mail order/telephone order) transaction.

                    o CSI/WildCard will need to develop scripting for the live agents to explain to the ticket holder that CSI will not offer a card replacement to a cardholder that has had their card lost or stolen.

               All live agent customer service will be provided in English only.

               The WildCard IVR will provide a warm transfer to a CSI customer service representative for customer's with a lost/stolen directory that want obtain a new directory or for ticket holders that have an expired, unused card that want to request a reissued card.

2.3.3     SELF-SERVICE CARDHOLDER WEBSITE (MY ACCOUNT)

               One of the customer support options available to CSI cardholders will be the My Account self-service cardholder website application. This site will provide customer service for the cardholder including ticket balance, program information and the capability to add additional tickets.

               CSI will work together with WildCard to select the available, standard functional modules it requires, and then provide a specification for the turnkey graphic configurations.

               Cardholders must have the capability to purchase (add) up to five
               (5) additional tickets to their existing, unused cards. WildCard will need to develop a purchase process including the ability to provide an email confirmation of purchase to the purchaser. (Only existing, unused cards will be permitted to add additional tickets.

               All My Account service information will be in English only.

               The following high-level features must be available on the My Account application for the:

                    o The cardholder must be able to enter their 16-digit Universal Golf Ticket card number only for validation and access into the MyAccount site.

                    o Once the cardholder has been validated and has access into the MyAccount site, the page will display the cardholder's balance in the number of available tickets.


  This document is confidential to WildCard Systems, Inc. and may not be used, copied or disclosed except with express prior written consent of WildCard Systems, Inc. Copyright WildCard Systems, Inc. 2003 - All rights reserved

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                    o    The  cardholder  must be able to check  the  status  of
                         their card and the ticket balance.

                    o If the card is expired and the card is unused, then the website must indicate that the card has expired.

                    o The site must provide a process to purchase or add additional tickets to the existing, unused card.

                    o The site must provide a process including the ability to provide an on-line receipt or email confirmation of purchase to the purchaser (email confirmation is contingent upon the purchaser having an email address).

                    o The site must provide a list of frequently asked questions.

                    o The site must provide information or instructions about the Universal Golf Ticket program.

                         The site will have a link to CSI's course locator web pages.

2.3.4     STATEMENTS

               No cardholder statements will be produced with this program.

2.3.5     LOST/STOLEN TICKET

               If the card has been lost or stolen, the cardholder may report the lost/stolen card by calling the WildCard IVR or WildCard customer service representative. CSI/WildCard will need to develop scripting for the live agents to explain to the ticket holder that CSI will not offer a card replacement to a cardholder that has had their card lost or stolen.

               CSI will not offer a card replacement to a cardholder that has had their card lost or stolen.

2.3.6     CARD REISSUE

               If the card has expired and has not been used, the cardholder may obtain a new card by calling the WildCard IVR or WildCard customer service representative who will warm transfer the cardholder to a CSI customer service representative.

               CSI will need the ability to reissue the Universal Golf Ticket if the card has expired and has not been used. The customer will be instructed to mail in their expired card to CSI. Once received, CSI will reissue a new card with a 10-month expiration to the cardholder. CSI will charge the cardholder with a $15.00 card replacement fee for the reissued card. WildCard will not be responsible to this fee assessment.

               In a later phase, CSI will require the capability to use the WildCard CardWiz application to close and cash out the card balance and open and value load to a new account (anonymous account) for its card reissue procedures related to expired, unused tickets.

2.4  RISK MANAGEMENT

               The program will use existing WildCard risk management Services associated with value loading and card usage. WildCard will manage all risk services.

2.4.1     PERSON AUTHENTICATION--NONE THROUGH WILDCARD APPLICATIONS

               The Universal Golf Ticket is an anonymous card.

               CSI does not plan to obtain the SSN of any cardholders purchasing additional tickets.

               All cardholders calling to purchase additional tickets will be screened through WildCard risk tools.


  This document is confidential to WildCard Systems, Inc. and may not be used, copied or disclosed except with express prior written consent of WildCard Systems, Inc. Copyright WildCard Systems, Inc. 2003 - All rights reserved

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                               SCOPE DOCUMENT v0.5

================================================================================

               The Universal Golf Ticket cards are intended as gifts, so the initial purchase of the card will most likely not be the recipient.

2.4.2     CARD USAGE CONTROLS

               Wildcard's Risk Management department will specify program card usage parameters based on stored value card best practices. These include, but are not limited to:

                    o The card may only be used/authorized at CSI golf course merchants with card accepter IDs set up on the WildCard authorization network. If an authorization is attempted outside of the defined network, the transaction will be declined.

                    o WildCard will configure each card to allow only one authorization per card. Any additional authorizations will be declined.

                    o    No stand-in processing will be supported.

               The Universal Golf Ticket program for CSI will not have PIN access; therefore no ATM or cash access parameters will be required.

2.5  MONEY MOVEMENT - SETTLEMENT SERVICES

2.5.1     SETTLEMENT REQUIREMENTS

               WildCard and CSI will together finalize the specific process for the timing and manner of making these settlement funds available.

               CSI will fund the card account once the card has been activated.

               WildCard will remit to CSI any unused dollar balances on the card account after one authorization.

               Example: The account has been funded for $55. The cardholder ends up going to a golf course that charges a $45 fee. The cashier at the golf course swipes the card for the $45 fee. The transaction is processed for $45, leaving a balance of $10 between the funded and settled amount. WildCard must renut the $10 back to CSI for the amount of the over funding for this account.

               WildCard must analyze the development of a special settlement process associated with the reconciliation and reporting of the account balance funded and the transaction value settled. WildCard must also be able to remit CSI the difference in the amount of the transaction and the account value funded ($55.00). WildCard/CSI need to understand Discover's settlement process.

2.6  REPORTING & ANALYSIS

               WildCard and CSI will mutually agree on what reports are appropriate and/or needed from the Standard Reporting Package.

               FINANCIAL   REPORTING:   WildCard  will  provide  standard  basic
               financial reporting at a separate, secure reporting URL for CSI.

               REPORTING HIERARCHY: WildCard will define the reporting hierarchy required to meet CSI's Universal Golf Ticket reporting requirements and any other requirements associated with future CSI programs. It is anticipated that there will be one program and potentially additional Universal Golf Ticket programs for CSI. All should rollup for reporting to CSI. It is important that any future CSI programs be considered when determining the reporting rollup configuration.


  This document is confidential to WildCard Systems, Inc. and may not be used, copied or disclosed except with express prior written consent of WildCard Systems, Inc. Copyright WildCard Systems, Inc. 2003 - All rights reserved

4/4/03                UNIVERSAL GOLF TICKET PROGRAM FOR CSI                   19
                               SCOPE DOCUMENT v0.5

================================================================================

               Set up of the URL reporting will be part of the standard setup.

               CUSTOM REPORTING: WildCard will need to develop custom reporting pertaining to the account balance, the funding associated with each account and the related settlement amount. CSI/WildCard must have further discussions on reporting requirements.

               WildCard will only provide reporting at the Retailer corporate level not the store level.

               CSI will provide an overview of their reporting needs.


  This document is confidential to WildCard Systems. Inc. and may not be used, copied or disclosed except with express prior written consent of WildCard Systems, Inc. Copyright WildCard Systems, Inc. 2003 - All rights reserved

4/4/03                UNIVERSAL GOLF TICKET PROGRAM FOR CSI                   20
                               SCOPE DOCUMENT v0.5

================================================================================

3    SCOPE AND HIGH LEVEL REQUIREMENTS APPROVAL

CSI UNIVERSAL GOLF TICKET PROGRAM SCOPE - VERSION 0.5

This Scope and High Level Requirements Document Is Approved. WildCard Systems has the approval of CSI to proceed with implementation of the project, subject to agreement to the pricing and scheduling terms for this project as set forth in the contract between WildCard Systems and CSI. Once approved, any changes to this Scope will need to be clearly documented and approved by CSI.

Signature: /S/ ANTHONY G. ROTH                  Signature:
                                                          ---------------------
Name: ANTHONY G. ROTH                           Name:
                                                      --------------------------
Title:  PRES & CEO                              Title:  VP
                                                        --
Date:  4/8/2003                                 Date: 4/15/2003
                                                      --------------------------



  This document is confidential to WildCard Systems, Inc. and may not be used, copied or disclosed except with express prior written consent of WildCard Systems, Inc. Copyright WildCard Systems, Inc. 2003 - All rights reserved